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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): January 28, 1999
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                           INSITE VISION INCORPORATED
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               (Exact name of registrant as specified in charter)


         Delaware                      0-22332                 94-3015807
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(State or Other Jurisdiction         (Commission              (IRS Employer
  of Incorporation)                  File Number)           Identification No.)


965 Atlantic Avenue, Alameda, California                               94501
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (510) 865-8800
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         (Former Name or Former Address, if Changed Since Last Report.)


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 Item 5.       Other Events

        In a press release disseminated on January 28, 1999 (the "Press Release"), InSite Vision Incorporated (the "Company") publicly announced that, as of January 28, 1999, it had signed an agreement to license ISV-205, a product candidate for the treatment of glaucoma, to Pharmacia & Upjohn, Inc. and that Pharmacia & Upjohn will provide the Company with an immediate equity investment and potential future equity investments based on achievement of certain milestones, reimbursement of certain research and development expenses, payments for on-going technical support and royalty payments on product sales should the product candidate be successfully commercialized.

        A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements.

        The registrant has determined that no financial statements are required to be filed pursuant to this item.

        (b)    Pro Forma Financial Information.

        The registrant has determined that no pro forma financial information is required to be filed pursuant to this item.

        (c)    Exhibits.

Exhibit No.           Description
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     99.1             Press Release dated January 28, 1999.




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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 1999         INSITE VISION INCORPORATED
                                                   (Registrant)



                                    By:        /s/ S. KUMAR CHANDRASEKARAN
                                               --------------------------------
                                    Name:      S. Kumar Chandrasekaran, Ph.D.
                                    Title:     Chief Executive Officer





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                           InSite Vision Incorporated
                                  Exhibit Index
                                   to Form 8-K





Exhibit No.      Description
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
   99.1          Press Release dated January 28, 1999.


















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